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                                                                  Exhibit 10.1.4

August 15, 2005

Alpha Security Group Corporation
328 West 77th Street
New York, New York 10024

Maxim Group LLC
405 Lexington Ave.
New York, New York 10174

Re: Initial Public Offering

Gentlemen:

         The undersigned stockholder and special advisor of Alpha Security Corporation ("Company"), in consideration of Maxim Group LLC ("Maxim") entering into a letter of intent, dated May 6, 2005 (the "Letter of Intent"), to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

         1. As a special advisor to the Company, the undersigned agrees to assist the Company in identifying, seeking, and consummating a Business Combination, including providing strategic advice to the Company.

         2. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will (i) vote all Insider Shares owned by the undersigned in accordance with the majority of the votes cast by the holders of the IPO Shares and (ii) vote any shares of common stock acquired in or following the IPO in favor of the Business Combination.

         3. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within the undersigned's power to cause the Trust Fund (as defined in the Letter of Intent) to be liquidated and distributed to the holders of the IPO Shares. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distribution by the Company, including, without limitation any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby further waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

         4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to the undersigned's exploitation of that opportunity in any way or the presentation to any other person or entity, any suitable opportunity to acquire an operating business or any real property or related assets, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be a special advisor of the Company, but subject, in each case, to any pre-existing fiduciary obligations the undersigned might have.


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         5. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Maxim Group LLC that the business combination is fair to the Company's stockholders from a financial perspective.

         6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive, and will not accept, any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         7. The undersigned agrees that neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive, or accept, and the undersigned, on behalf of the undersigned and the aforementioned parties, hereby waives any right to, a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         8. The undersigned will escrow his Insider Shares for the three-year period commencing on the Effective Date, subject to the terms of a Stock Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         9. The undersigned agrees to be a special advisor to the Company, on a nonexclusive basis, until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and Maxim and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned's Questionnaire furnished to the Company and Maxim and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned further represents and warrants to the Company and Maxim that:

                  (a) No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of the undersigned, or any partnership in which the undersigned was or is a general partner at or within two years prior to the date hereof, or any corporation or business association of which the undersigned was an executive officer at or within two years prior to the date hereof;

                  (b) The undersigned has not been convicted in any criminal proceeding nor is the undersigned currently a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

                  (c) The undersigned has not been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining the undersigned from, or otherwise limiting, the following activities:

                           (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;


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                           (ii) Engaging in any type of business practice; or

                           (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

                  (d) The undersigned has not been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of the undersigned to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

                  (e) The undersigned has not been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; and

                  (f) The undersigned has not been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

         10. The undersigned has full right and power, without violating any agreement by which the undersigned is bound, to enter into this letter agreement and to serve as special advisor to the Company.

         11. As used herein: (i) a "Business Combination" shall mean an acquisition, by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise and as otherwise described in the registration statement relating to the IPO, of an operating business or real property assets in the homeland security industry, defense industry and related industries selected by the Company; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.



                                                     Name: Michael Weinstein



                                                     /s/ Michael Weinstein
                                                     ---------------------
                                                     Signature



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                                    EXHIBIT A



         MICHAEL WEINSTEIN has been our special advisor since July 2005. Mr. Weinstein has over twenty years of experience in government procurement, business development, technology investments and the law. Since November 2004, Mr. Weinstein has been the director of business development, department of energy programs, for Perot Systems Corporation, a provider of technology-based business solutions, whose securities are listed on the New York Stock Exchange under the symbol "PER". From December 2003 until November 2004, Mr. Weinstein was a partner with New York Technology Partners, LLC, a technology transfer startup company. From December 2002 to December 2003, Mr. Weinstein served as chief executive officer for Information Architects Corp., an internet-based pre-employment screening company. From October 2000 to December 2002, he was the managing partner of Focos Investments, Inc., an "angel" investment firm. From June 2000 to August 2001, Mr. Weinstein acted as a partner in Link 1 LLC, a technology transfer startup company. Previously, Mr. Weinstein served as Assistant General Counsel in the Executive Office of the President of the United States from May 1986 to May 1987, as attorney advisor for telecommunications and information systems, Office of Management and Budget, Executive Office of the President of the United States from April 1984 to May 1986, and first chief of telecommunications and information systems procurement law for the United States Air Force from October 1982 to April 1984.


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